POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald N. Agranoff, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                      Title                                 Date

                               Chairman of the Board of Directors        April 28, 1998
  /s/ Asher B. Edelman         and Chief Executive Officer
Asher B. Edelman               (Principal Executive Officer)

  /s/ Blake D. Thomas          President, Chief Operating Officer and    April 28, 1998
----------------------------
Blake D. Thomas                Director (Principal Executive Officer)

  /s/ Ronald G. Conn           Vice President and Chief Financial        April 28, 1998
----------------------------
Ronald G. Conn                 Officer (Principal Financial and
                               Accounting Officer)

  /s/ Gerald N. Agranoff       Vice President, General Counsel,          April 28, 1998
----------------------------
Gerald N. Agranoff             Corporate Secretary and Director

  /s/ Phillip P. Krumb         Vice President, Special Assistant to      April 28, 1998
----------------------------
Phillip P. Krumb               the Chairman and Director

  /s/  Dnaiel R. Kail          Director                                  April 28, 1998
----------------------------
Daniel R. Kail

  /s/ Didier M.M. Ruffat       Director                                  April 28, 1998
----------------------------
Didier M.M. Ruffat

  /s/ Irving J. Garfinkel      Director                                  April 28, 1998
----------------------------
Irving J. Garfinkel

  /s/ Robert D. Summer         Director                                  April 28, 1998
----------------------------
Robert D. Summer

  /s/ Charles F. Robinson      Director                                  April 28, 1998
----------------------------
Charles F. Robinson